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Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, October 21, 2004
FOR IMMEDIATE RELEASE


Washington Federal Reports Annual Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $131,868,000 or $1.66 per diluted share for the year ended September 30, 2004, compared to $144,999,000 or $1.88 per diluted share for the same period one year ago, a 9% decrease. Earnings for the fourth fiscal quarter amounted to $31,493,000 or $.40 per diluted share, including a one-time pre-tax charge of $5,191,000 related to the extinguishment of debt, compared to $34,747,000 or $.45 per diluted share for the same period one year ago, a 9% decrease.

Net interest income declined by $10.4 million in fiscal 2004 due to lower asset yields that were only partially offset by a reduction in interest expense. Other income in 2004 included the one-time charge of $5 million mentioned above, compared to a gain on sale of real estate of $3 million reported in fiscal 2003. The company experienced record loan production during the year, resulting in a 5.7% net increase in loans outstanding. High cost debt obligations of $450 million were repaid during the year and capital grew to 15.62% of assets, the highest ratio in our history. Asset quality continued to be very strong due to the robust housing market.

Roy M. Whitehead, President & CEO, commented, "Although down from the prior year, we are pleased to report solid operating results again this year. Net interest spread improved to 3.00% at year end from 2.47% last year, which gives us good reason to be optimistic about future earnings."

The year produced a return on assets of 1.78%, while return on equity amounted to 12.12%. The company's efficiency ratio of 18.57% remains among the best in the industry.

On October 19, 2004, Washington Federal announced a restatement of financial results for the fiscal years 2001 through 2003 due to a review of its accounting for derivatives under FAS 133. The review resulted in an adjustment that increased after-tax net income in those years by a cumulative $7,734,000, or 1.92% of previously reported net income.

On October 22, 2004, Washington Federal will pay a cash dividend of $.21 per share to common stockholders of record on October 8, 2004. This will be the company's 87th consecutive quarterly cash dividend.

Washington Federal Savings, with headquarters in Seattle, Washington, has 120 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                         September 30, 2004                September 30, 2003
                                                                         ------------------         -------------------------------
                                                                                                                       as previously
                                                                                                    restated             reported
                                                                                                    --------            -----------
                                                                                   (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $   508,361           $ 1,437,208           $ 1,437,208
Securities purchased under agreements to resell ...................             200,000                     -                     -
Available-for-sale securities, including mortgage-backed
   securities of $522,145 .........................................             899,525               781,798               804,186
Held-to-maturity securities, including mortgage-backed
   securities of $119,312 .........................................             156,373               154,178               154,178
Securitized assets subject to repurchase, net .....................             110,607               210,782               210,782
Loans receivable, net .............................................           4,982,836             4,606,726             4,606,726
Interest receivable ...............................................              29,832                29,489                29,489
Premises and equipment, net .......................................              63,049                60,942                60,942
Real estate held for sale .........................................               8,630                16,204                16,204
FHLB stock ........................................................             137,274               143,851               143,851
Intangible assets .................................................              58,939                60,336                60,336
Other assets ......................................................              13,779                34,461                12,073
                                                                            -----------           -----------           -----------
                                                                            $ 7,169,205           $ 7,535,975           $ 7,535,975
                                                                            ===========           ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,569,245           $ 4,520,051           $ 4,520,051
   Repurchase agreements with customers ...........................              41,113                57,547                57,547
                                                                            -----------           -----------           -----------
                                                                              4,610,358             4,577,598             4,577,598
FHLB advances .....................................................           1,200,000             1,650,000             1,650,000
Other borrowings...................................................             100,000               100,000               100,000
Advance payments by borrowers for taxes and insurance .............              25,226                23,281                23,281
Federal and state income taxes ....................................              62,081                70,011                70,011
Accrued expenses and other liabilities ............................              51,352                59,489                59,489
                                                                            -----------           -----------           -----------
                                                                              6,049,017             6,480,379             6,480,379
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   94,383,496 and 94,109,168 shares issued; 78,679,597
   and 78,290,836 shares outstanding ..............................              94,383                85,554                85,554
Paid-in capital ...................................................           1,161,627             1,085,650             1,085,650
Accumulated other comprehensive income, net of taxes ..............              17,107                26,890                34,624
Treasury stock, at cost; 15,703,899 and 15,818,332 shares .........            (206,666)             (207,337)             (207,337)
Retained earnings .................................................              53,737                64,839                57,105
                                                                            -----------           -----------           -----------
                                                                              1,120,188             1,055,596             1,055,596
                                                                            -----------           -----------           -----------
                                                                            $ 7,169,205           $ 7,535,975           $ 7,535,975
                                                                            ===========           ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     14.24           $     13.48           $     13.48
Stockholders' equity to total assets ..............................               15.62%                14.01%                14.01%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.17%                 6.40%                 6.40%
  Investment securities** .........................................                3.01                  1.98                  1.98
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.62                  5.28                  5.28
  Customer accounts ...............................................                1.96                  1.96                  1.96
  Borrowings ......................................................                4.96                  5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                2.62                  2.81                  2.81
  Interest rate spread ............................................                3.00                  2.47                  2.47

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                  Quarter Ended September 30,           Year Ended September 30,

                                                                ------------------------------      --------------------------------
                                                                  2004        2003        2003        2004      2003        2003
                                                                --------    --------    --------    --------  --------    --------
                                                                                      as previously                    as previously
                                                                            restated    reported              restated    reported
                                                                            --------   -----------            --------   -----------
                                                                               (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 83,533    $ 82,053    $ 82,053    $330,967    $353,286    $353,286
Mortgage-backed securities .................................      12,781      13,583      13,151      48,554      62,021      62,911
Investment securities and cash equivalents..................       8,883       8,626       8,626      34,251      33,988      33,988
                                                                --------    --------    --------    --------    --------    --------
                                                                 105,197     104,262     103,830     413,772     449,295     450,185

INTEREST EXPENSE
Customer accounts ..........................................      22,128      22,279      22,279      86,099     105,919     105,919
FHLB advances and other borrowings .........................      19,124      22,420      22,420      83,654      88,965      88,965
                                                                --------    --------    --------    --------    --------    --------
                                                                  41,252      44,699      44,699     169,753     194,884     194,884
                                                                --------    --------    --------    --------    --------    --------
NET INTEREST INCOME ........................................      63,945      59,563      59,131     244,019     254,411     255,301
Provision (reversal of reserve) for loan losses ............         ---         ---         ---        (231)      1,500       1,500
                                                                --------    --------    --------    --------    --------    --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      63,945      59,563      59,131     244,250     252,911     253,801

OTHER INCOME
Gain (loss) on sale of securities, net .....................        (171)        746         504        (890)      1,039         992
Gain on sale of real estate ................................         ---         ---         ---         ---       3,382       3,382
Loss on extinguishment of debt .............................      (5,191)        ---         ---      (5,191)        ---         ---
Other ......................................................       2,653       3,914       3,396      11,224      12,343      10,643
                                                                --------    --------    --------    --------    --------    --------
                                                                  (2,709)      4,660       3,900       5,143      16,764      15,017

OTHER EXPENSE
Compensation and fringe benefits ...........................       8,202       7,547       7,547      31,411      30,846      30,846
Occupancy ..................................................       2,323       1,696       1,178       7,813       6,798       5,098
Other ......................................................       2,068       1,403       1,403       7,040       8,115       8,115
                                                                --------    --------    --------    --------    --------    --------
                                                                  12,593      10,646      10,128      46,264      45,759      44,059
Gain (loss) on real estate acquired through foreclosure, net          28          84          84         583        (194)      (194)
                                                                --------    --------    --------    --------    --------    --------
Income before income taxes .................................      48,671      53,661      52,987     203,712     223,722     224,565
Income taxes ...............................................      17,178      18,914      18,676      71,844      78,723      79,021
                                                                --------    --------    --------    --------    --------    --------
NET INCOME .................................................    $ 31,493    $ 34,747   $  34,311    $131,868    $144,999    $145,544
                                                                ========    ========    ========    ========    ========    ========

PER SHARE DATA
Basic earnings .............................................    $    .40    $    .45   $     .45    $   1.68    $   1.89    $   1.89
Diluted earnings ...........................................         .40         .45         .44        1.66        1.88        1.88
Cash dividends .............................................         .21         .20         .20         .82         .78         .78
Weighted average number of shares outstanding,
   including dilutive stock options ........................  79,314,820  77,639,585  77,639,585  79,209,806  77,255,964  77,255,964
Return on average assets ...................................        1.73%       1.90%       1.90%       1.78%       1.98%      1.98%



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